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                                  EXHIBIT 10.37

[Bank Logo]                 LOAN MODIFICATION AGREEMENT

         This agreement amends the Revolving Note dated March 31, 1997 ("Note") and Credit Agreement dated March 31, 1997 ("Credit Agreement"), each executed by EXPEDITORS INTERNATIONAL OF WASHINGTON, INC. ("Borrower") in favor of BANK OF AMERICA, N.A. ("Bank"), regarding a loan in the maximum principal amount of $30,000,000 (the "Loan"), which currently has a maximum principal amount of $40,000,000. For mutual consideration, Borrower and Bank agree to amend the above loan documents as follows:

         1. CREDIT LIMIT. Section 1.7 of the Credit Agreement is amended to increase the "Credit Limit" to $50,000,000. Borrower's maximum liability for principal under the Note is also changed to $50,000,000.

         2. MATURITY DATE. The maturity date of the Note is changed to JUNE 30, 2000. Section 1.31 of the Credit Agreement is amended to change the "Termination Date" to June 30, 2000.

         3. TANGIBLE NET WORTH. Section 6.2 of the Credit Agreement is amended to increase the required minimum Tangible Net Worth, determined as of each quarter end, to $200,000,000.

         4. OTHER TERMS. Except as specifically amended by this agreement or any prior amendment, all other terms, conditions, and definitions of the Note, Credit Agreement, and all other security agreements, guaranties, deeds of trust, mortgages, and other instruments or agreements entered into with regard to the Loan shall remain in full force and effect.

         DATED September 30, 1999

Bank:                         Borrower:

BANK OF AMERICA, N.A.         EXPEDITORS INTERNATIONAL OF
                              WASHINGTON, INC.

By:  /s/ STAN DIDDAMS         By:  /s/ R. JORDAN GATES
    --------------------          ---------------------------------------------
Title:   VICE PRESIDENT       Title:  SVP-CHIEF FINANCIAL OFFICER AND TREASURER
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                              By:  /S/ CHARLES J. LYNCH
                                  ---------------------------------------------
                              Title: VP-CORPORATE CONTROLLER
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